UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2009
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-27312 (Commission File Number)	25-1537134 (IRS Employer Identification Number)
493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 820-1400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On August 24, 2009, Tollgrade Communications, Inc. (the “Company”) received a request from Gary W. Bogatay, Jr., Chief Financial Officer of the Company, to take a leave of absence for an undetermined period of time. Mr. Bogatay’s duties are currently being performed by the Company’s Controller, R. Joseph Fink and by Joseph A. Ferrara, Chairman, Chief Executive Officer and President of the Company.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2009	TOLLGRADE COMMUNICATIONS, INC.
	By:	/s/ Sara M. Antol
Sara M. Antol
Secretary